UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 6, 2025 (May 2, 2025)

LEIDOS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware			001-33072	20-3562868
(State or other jurisdiction of incorporation or organization)			(Commission File Number)	(I.R.S. Employer Identification No.)

1750 Presidents Street,	Reston,	Virginia		20190
(Address of principal executive office)				(Zip Code)

 (571) 526-6000
(Registrants' telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $.0001 per share	LDOS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
As disclosed in Leidos Holdings, Inc.'s ("Company") definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 17, 2025 ("Proxy Statement"), the Company's Board of Directors ("Board") approved amendments to the Company’s Amended and Restated Certificate of Incorporation to (a) clarify rights of stockholders to call a special meeting, and (b) limit liability of officers as permitted by law ("Amendments"), subject to stockholder approval at the Company's Annual Meeting of Stockholders held on May 2, 2025 ("Annual Meeting"). At the Annual Meeting, stockholders considered and approved the Amendments. On May 2, 2025, the Company has filed with the Secretary of State of Delaware a Certificate of Amendment that reflects the Amendments, which was effective upon filing.
The Certificate of Amendment that reflects the approved Amendments is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on May 2, 2025. The final results of the stockholders’ vote on each of the matters presented for a vote are set forth below.

1.    The nominees for election to the Company's Board set forth in Item 1 to the Company’s Proxy Statement, were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstentions	Broker Non-Votes
Thomas A. Bell	93,838,483	1,493,495	453,278	9,782,356
Gregory R. Dahlberg	93,474,122	1,812,959	498,174	9,782,356
David G. Fubini	89,317,331	5,978,129	489,796	9,782,356
Noel B. Geer	92,154,019	3,111,517	519,720	9,782,356
Tina W. Jonas	95,067,749	399,255	318,252	9,782,356
Harry M. J. Kraemer, Jr.	89,674,168	5,630,459	480,629	9,782,356
Gary S. May	91,407,943	3,833,778	543,535	9,782,356
Nancy A. Norton	94,041,130	1,427,223	316,903	9,782,356
Patrick M. Shanahan	82,838,331	12,464,687	482,238	9,782,356
Robert S. Shapard	83,716,211	11,556,925	512,120	9,782,356

2.    The proposal to approve, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's Proxy Statement was approved based upon the following votes:

Votes for approval	90,205,635
Votes against	4,759,336
Abstentions	820,285
Broker non-votes	9,782,356

3.    The proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 2, 2026, was approved based upon the following votes:

Votes for approval	99,487,901
Votes against	5,823,563
Abstentions	256,148
Broker non-votes	N/A

4.    The proposal to approve the amendment to the certificate of incorporation to clarify rights of stockholders to call a special meeting was approved based upon the following votes:

Votes for approval	86,888,456
Votes against	8,517,635
Abstentions	379,165
Broker non-votes	9,782,356

5.    The proposal to approve the amendment to the certificate of incorporation to limit liability of officers as permitted by law was approved based upon the following votes:

Votes for approval	83,966,415
Votes against	11,347,575
Abstentions	471,266
Broker non-votes	9,782,356

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Leidos Holdings, Inc., dated May 2, 2025
Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL and contained in Exhibit 101.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEIDOS HOLDINGS, INC.

Date:	May 6, 2025	By:	/s/ Brian Z. Liss
Brian Z. Liss
		Its:	SVP, Deputy General Counsel and Corporate Secretary